EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Shmuel Shneilbalg, Chief Executive Officer, Chief Financial Officer, President, and Director of Green Mountain Capital Inc. (the "Company"), certifies, under the standards set forth and solely for the purposes of 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Quarterly Report on Form 10-QSB of the Company for the quarter ended October 31, 2005 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.





DATED: DECEMBER 20, 2005

BY:         /S/ SHMUEL SHNEIBALG
NAME:       SHMUEL SHNEIBALG
TITLE:      CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER, PRESIDENT,
            AND DIRECTOR



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.




                                  END OF FILING